UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2013

CHANNELADVISOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35940	56-2257867
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2701 Aerial Center Parkway

Morrisville, NC 27560

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (919) 228-4700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Certificate of Incorporation and Bylaws

On May 29, 2013, ChannelAdvisor Corporation (the “Company”) filed an amended and restated certificate of incorporation (the “Amended Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the Company’s initial public offering of shares of its common stock (the “IPO”). The Company’s board of directors and stockholders previously approved the Amended Certificate to be filed in connection with, and to be effective upon, the closing of the IPO, and the form of the Amended Certificate was filed as Exhibit 3.3 to the Company’s Registration Statement on Form S-1 (the “Registration Statement”) filed in connection with the IPO. On May 29, 2013, the Company’s Amended and Restated Bylaws (the “Amended Bylaws”) became effective in connection with the closing of the IPO. The Company’s board of directors and stockholders previously approved the Amended Bylaws to become effective on the closing of the IPO, and the form of the Amended Bylaws was filed as Exhibit 3.5 to the Registration Statement.

The Amended Certificate amends and restates in its entirety the Company’s certificate of incorporation, as amended, and the Amended Bylaws amend and restate, in their entirety, the Company’s bylaws. Collectively, the Amended Certificate and the Amended Bylaws, among other things: (i) authorize 100,000,000 shares of common stock; (ii) eliminate all references to the previously existing series of preferred stock; (iii) authorize 5,000,000 shares of undesignated preferred stock that may be issued from time to time by the Company’s board of directors in one or more series; (iv) provide that the Company’s board of directors be divided into three classes with staggered three-year terms, with one class of directors to be elected at each annual meeting of the Company’s stockholders; (v) provide that directors may only be removed for cause and only upon the affirmative vote of holders of at least two-thirds of the voting power of all then-outstanding shares of capital stock of the Company entitled to vote generally in the election of directors; (vi) provide that, subject to limited exceptions, vacancies on the board shall only be filled by a majority vote of the remaining members of the board; (vii) eliminate the ability of the Company’s stockholders to take action by written consent in lieu of a meeting; and (viii) provide that only the board, the chairman of the board or the chief executive officer may call a special meeting of stockholders.

The foregoing description of the Amended Certificate and the Amended Bylaws is qualified in its entirety by reference to the full texts of the Amended Certificate, which is filed as Exhibit 3.1 hereto, and the Amended Bylaws, which are filed as Exhibit 3.2 hereto, each of which is incorporated by reference herein.

Item 8.01.	Other Events.

Use of Social Media to Communicate Material Information

Our investors and others should note that we intend to announce material financial and other information to our investors using our investor relations website (http://ir.channeladvisor.com), SEC filings, press releases, public conference calls and webcasts. In addition to these channels, we will continue to use social media to communicate with our customers and the public about our products and services, our markets and other topics. Given the recent SEC guidance regarding the use of social media channels to announce material information to investors, we are notifying investors, the media and others interested in our company that in the future we might choose to communicate material information via social media channels and it is possible that the information we post on social media could be deemed to be material information. Therefore, in light of the SEC’s guidance, we encourage investors, the media and others interested in our company to review the information we post from time to time on social media channels.

On our eBay Strategies Blog at (http://ebaystrategies.blogs.com), our chief executive officer, Scot Wingo, produces a periodic report referred to as the Same Store Sales, or SSS, report, which contains data intended to measure the relative performance of various online channels through which our customers sell merchandise. Among other things, the SSS reports contain information about the volume of transactions processed on our platform by our customers. This and other information contained in the SSS reports may be deemed to be material information about our company.

We encourage investors, the media and others interested in our company to review the SSS reports we release from time to time. The current schedule for release of the SSS reports for the remainder of 2013 is shown below, although we may release these reports at times that differ from the schedule and we may release additional reports from time to time.

2013 SSS Schedule:

•	June 11th – May SSS

•	July 9th – June SSS

•	August 9th – July SSS

•	September 10th – August SSS

•	October 8th – September SSS

•	November 11th – October SSS

•	Holiday 2013 – We plan to post updates through the 2013 Holiday season and will post a Holiday SSS schedule in early November.

We do not intend to provide separate notice to investors when we post a new SSS report. We expect to post any changes to the SSS release schedule on the investor relations page of our website at (http://ir.channeladvisor.com).

We may also post other material information from time to time on the social media channels listed below, and we encourage investors, the media and others interested in our company to review the information we post on these channels.

•	The ChannelAdvisor Blog (http://blog.channeladvisor.com)

•	The ChannelAdvisor Amazon Strategies Blog (http://www.amazonstrategies.com)

•	The ChannelAdvisor Facebook Commerce Strategies Blog (http://www.facebookcommercestrategies.com)

•	The ChannelAdvisor Search Marketing Blog (http://www.searchmarketing.com)

•	The ChannelAdvisor CSE Strategies Blog (http://www.csestrategies.com)

•	The ChannelAdvisor eBay Strategies Blog (http://ebaystrategies.blogs.com)

•	The ChannelAdvisor Facebook Page (https://www.facebook.com/pages/ChannelAdvisor/11498071657)

•	The ChannelAdvisor Twitter Feed (https://twitter.com/channeladvisor)

•	The ChannelAdvisor Corporate LinkedIn Page (http://www.linkedin.com/company/channeladvisor)

•	The ChannelAdvisor Google+ Page

(https://plus.google.com/u/1/b/103713176147840728501/103713176147840728501/posts)

•	M. Scot Wingo’s Twitter Feed (https://twitter.com/scotwingo)

Any updates to the list of social media channels we may use to communicate material information will be posted on the investor relations page of our website at (http://ir.channeladvisor.com).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

3.1	Amended and Restated Certificate of Incorporation of the Registrant.

3.2	Amended and Restated Bylaws of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2013	CHANNELADVISOR CORPORATION

	By:	/s/ M. Scot Wingo
M. Scot Wingo Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

3.1	Amended and Restated Certificate of Incorporation of the Registrant.

3.2	Amended and Restated Bylaws of the Registrant.